UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported)        October 24, 2005
                                                    ----------------------------

                          BOND SECURITIZATION, L.L.C.
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            (Exact name of registrant as specified in its charter)


          Delaware                   333-87146                 36-4449120
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(State of other jurisdiction        (Commission               (IRS Employer
      of incorporation)            File Number)            Identification No.)


                 1 Bank One Plaza
                 Chicago, Illinois                                 60670
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     (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code        (312) 732-4000
                                                   -----------------------------



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        (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

        Item 8.01.  Other Events.
                    ------------

        In connection with the proposed offering of C-BASS Mortgage Loan Asset-Backed Certificates, Series 2005-CB7, Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 (the "Offered Certificates"), attached as Exhibit 99.1 is an "ABS Term Sheet" prepared by J.P. Morgan Securities Inc. (the "Underwriter") that are required to be filed pursuant to the no-action letter dated May 20, 1994 issued by the staff of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation-1, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation and the no-action letter dated February 15, 1995 issued by the staff of the Commission to the Public Securities Association.

        The Offered Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Offered Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-87146) (the "Registration Statement"). The Registrant hereby incorporates the ABS Term Sheet by reference in the Registration Statement.

               The ABS Term Sheet was prepared solely by the Underwriter, and the Registrant did not prepare or participate in the preparation of the marketing materials. Any information contained in the ABS Term Sheet shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by information contained in the Prospectus.


        Item 9.01.  Financial Statements and Exhibits.
                    ---------------------------------

        Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this Report:


        (a) Financial statements of businesses acquired;

        None

        (b) Pro forma financial information:

        None

        (c)    Exhibits:

                      99.1          ABS Term Sheet

                                  SIGNATURES
                                  ----------

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            BOND SECURITIZATION, L.L.C.



                                            By: /s/ James Y. Lee
                                            --------------------------------
                                            Name:  James Y. Lee
                                            Title: Vice President



Date:  October 25, 2005

Exhibit Index
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Exhibit                                                                Page
-------                                                                ----

99.1    ABS Term Sheet.                                                  7




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